UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Professionally Managed Portfolios

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!
TCM SMALL CAP GROWTH FUND

TCM Small Cap Growth Fund

A Series of Professionally Managed Portfolios

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
April 30, 2020
Dear Shareholder:

I am writing to inform you about an upcoming special shareholder meeting (the “Meeting”) of the TCM Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on June 17, 2020 at 11:30 AM Central Time. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), shareholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. We plan to announce any such updates on our proxy website ([______]), and we encourage you to check this website prior to the Meeting if you plan to attend. Requests to attend the Meeting via conference call must be received no later than 1:00 PM Central Time on June 16, 2020.

At the Meeting, shareholders will be asked to: (1(c)) approve the new investment advisory agreement (the “New Investment Advisory Agreement”) between Tygh Capital Management, Inc. (“TCM” or the “Advisor”), and the Trust, on behalf of its series, the Fund, and (2) approve the election of three Trustees to the Board of Trustees (the “Board”) of the Trust. The costs associated with the Proposals are being split between the Advisor and the Fund as described in the attached Proxy Statement.

The first proposal relates to the approval of a New Investment Advisory Agreement between TCM and the Fund, which will not result in any change in the Fund’s investment strategies, advisory fees or portfolio management and will be largely identical to the current investment advisory agreement. TCM has served as the investment advisor to the Fund since its inception. The approval of the New Investment Advisory Agreement is required as a result of certain anticipated changes to the ownership of the Advisor, in connection with a plan by TCM President and CFO, Jeff B. Curtis, to divest a portion of his shares to employees of TCM over time. Under the Investment Company Act of 1940, as amended (the “1940 Act”), certain changes in the equity ownership of an investment advisor may result in a technical “change of control” of that advisor. When a technical “change of control” occurs, any investment advisory agreements that an advisor has with respect to mutual funds automatically terminate. Therefore, in order to ensure that TCM can continue to serve as the Fund’s investment adviser after Mr. Curtis’ divestment of his shares, the New Investment Advisory Agreement must be approved by shareholders. The material terms of the proposed New Investment Advisory Agreement is identical to the material terms of the current investment advisory agreement.

The second proposal seeks shareholder approval of the election of three Trustees to the Trust to (1) fill the vacancy on the Board caused by the recent passing of Ms. Dorothy Berry, the former Chair of the Board and (2) seek shareholder approval of two current Trustees not previously elected by shareholders, each as discussed below and in the accompanying Proxy Statement.

You are being asked to elect each of the following three individuals as Trustees of the Trust: Eric W. Falkeis, Kathleen T. Barr and Ashi S. Parikh. Mr. Eric W. Falkeis and Ms. Kathleen T. Barr, are currently Trustees of the Trust and have served as Trustees since their appointments by the Board in September 2011 and November 2018, respectively. They have not previously been elected by shareholders. The third nominee, Mr. Ashi S. Parikh, is not currently a Trustee of the Trust. The Nominating and Governance Committee, made up of all of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended, has recommended to the Board, and the Board has unanimously nominated, Mr. Parikh, to join the Board as a Trustee.

A vacancy on the Board was recently created upon the unexpected passing of the former Chairperson of the Board. While the Board can ordinarily appoint a new Trustee to fill a vacancy without a shareholder vote, the Board cannot do so under current law if, after such appointment, fewer than two-thirds of the Trustees would have been elected by shareholders. Because only 3 of the 5 current members of the Board have previously been elected by shareholders of the Trust, the appointment of Mr. Parikh to fill the vacancy on the Board would result in fewer than two-thirds of the members of the Board having been elected by shareholders. In addition, due to the Board’s recent adoption of a mandatory retirement policy, two Trustees who have been elected by shareholders will be retiring at the end of 2021. Under current law, the Trust would be required to seek shareholder approval of its Trustees at any time when less than a majority of the Board will have been approved by shareholders, regardless of whether or not a vacancy was being filled at that time.

Given these legal requirements the Board believes it is the appropriate time for the Trustees that were previously appointed to the Board (but not elected) to stand for election and for the new Trustee nominee to stand for election. The Board believes these actions are prudent so that the entire Board will have been elected by shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

The Board of Trustees recommends that you vote in favor of these Proposals.

The attached Proxy Statement describes each Proposal and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of these Proposals. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,

Elaine E. Richards
President and Secretary
Professionally Managed Portfolios

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Important information to help you understand and vote on the Proposals:

Please read the full text of the proxy statement. Below is a brief overview of the Proposals to be voted upon. Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve two proposals, (1c) approve a new investment advisory agreement with Tygh Capital Management, Inc., an Oregon corporation (“TCM” or the “Advisor”) to enable TCM to continue as the investment advisor for the TCM Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), and (2) the election of three Trustees by shareholders. This document includes a Notice of Meeting of Shareholders, a Proxy Statement, and Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on February 25, 2020, the Board approved Proposal 1(c) and pursuant to written consent on December 20, 2019, the Board approved Proposal 2, each subject to shareholder approval. The Board recommends that shareholders also approve the Proposals.

What is Proposal 1(c) about?

You are being asked to vote to approve a new investment advisory agreement (the “New Investment Advisory Agreement”), between TCM and the Trust on behalf of the Fund.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s current investment advisory agreement with the Advisor automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of the Advisor. This provision effectively requires a Fund’s stockholders to vote on a new investment advisory agreement if the Advisor experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act.

As described in more detail in the Proxy Statement, over time Mr. Jeff B. Curtis, President and CFO of the Advisor, plans to transfer certain of his shares of the Advisor to existing TCM employees (the “Plan”). The sale of these shares and the corresponding elimination of a voting agreement would take place at the discretion of TCM management and would occur within the next three years. It is anticipated that the transfer of these shares and termination of the voting agreement pursuant to the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Advisor and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. To ensure continuation of the advisory services provided to the Fund, shareholders are being asked to approve the New Investment Advisory Agreement. If the New Investment Advisory Agreement is approved by shareholders but the transfer of shares and elimination of the voting agreement does not take place within three years, then shareholder approval of the New Investment Advisory Agreement would expire.

The purpose of the transaction is to broaden employee ownership of the Advisor, which management of the Advisor believes is positive for the firm, its employees and its advisory clients, including the Fund. The transaction is not expected to result in any changes to the contractual investment advisory fees charged to the Fund, the portfolio management of the Fund or the nature and quality of services provided by the Advisor.

How will my approval of the Proposal 1(c) affect the management and operation of the Fund?

The Fund’s investment strategies, advisory fees and other terms will not change as a result of the New Investment Advisory Agreement. The same portfolio management team will continue to manage the Fund.

Is anything changing at TCM related to the change of control?

Other than the Plan for Mr. Curtis to transfer shares to existing TCM employees , no other changes are expected to occur with respect to the day-to-day management of the Fund or the Advisor. Mr. Curtis will continue to perform his current role as President and CFO of TCM.

How will my approval of the Proposal 1(c) affect the expenses of the Fund?

The proposed approval of the New Investment Advisory Agreement with TCM will not result in an increase of the investment advisory fee paid by the Fund to TCM or in the Fund’s total expenses.

What are the primary reasons for the selection of TCM as the investment advisor of the Fund?

The benefits of approving the New Investment Advisory Agreement include continuity in the portfolio management of the Fund and retaining the current investment personnel. The Board weighed a number of factors in reaching its decision to allow TCM to continue as the investment advisor for the Fund, including the history, reputation, qualifications and resources of TCM and the fact that TCM’s current portfolio managers would continue to provide the day-to-day management of the Fund. The Board also considered that, as a result of the proposal, the Fund’s advisory fee would not increase and that all costs incurred by the Fund as a result of this change in control would be borne by TCM, not the Fund’s shareholders. Other expected benefits include providing continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment advisor. Please see “Board Recommendation of Approval” in the Proxy Statement for a full discussion of the Board’s considerations.

Are there any material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement?

No. There are no material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement.

What is Proposal 2 about?

The second proposal seeks shareholder approval of the election of three Trustees to the Trust to (1) fill the vacancy on the Board caused by the recent passing of Ms. Dorothy Berry, the former Chair of the Board, and (2) seek shareholder approval of two current Trustees not previously elected by shareholders, each as discussed below and in the accompanying Proxy Statement.

Shareholders are being asked to elect each of the following three individuals as Trustees of the Trust: Eric W. Falkeis, Kathleen T. Barr and Ashi S. Parikh. Mr. Eric W. Falkeis and Ms. Kathleen T. Barr, are currently Trustees of the Trust and have served as Trustees since their appointments by the Board in September 2011 and November 2018, respectively. They have not previously been elected by shareholders. The third nominee, Mr. Ashi S. Parikh, is not currently a Trustee of the Trust. The Nominating and Governance Committee, made up of all of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended, has recommended to the Board, and the Board has unanimously nominated, Mr. Parikh, to join the Board as a Trustee.

If all members of the Board have been elected by the shareholders, then upon any future retirements by Trustees, the Board would have the flexibility to appoint replacements for one or more Trustees without incurring the expense of additional shareholder meetings. The costs associated with this proposal would be borne by the Fund.

Has the Board approved the Proposals?

Yes. The Board approved each proposal set forth herein, subject to shareholder approval.

Who is AST Fund Solutions, Inc.?

AST Fund Solutions, Inc. is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be split between TCM and the Fund, with TCM bearing the costs associated with Proposal 1(c) and the Fund bearing the costs associated with Proposal 2.

What will happen if the Proposals are not approved by shareholders?

If sufficient votes are not obtained to approve Proposal 1(c) with respect to the Fund, the Board will consider what further action to take, including adjourning the special meeting for the Fund and making a reasonable effort to solicit support with respect to the proposal in order to receive sufficient votes. Management of the Advisor has indicated that if the proposal for Meeting 1 is not approved by shareholders, the firm would likely not proceed with the sale of shares by Mr. Curtis to existing employees. If that were not the case and the proposed transaction proceeded, the Board will consider alternative actions, taking into account the best interests of shareholders, including (without limitation) the recommendation of one or more other investment advisors, subject to approval by Fund shareholders, or the liquidation of the Fund.

The Trust requires shareholder approval to add any new Trustees. Therefore, if Proposal 2 is not approved by shareholders, the composition of the Trust’s Board of Trustees will remain the same, and the Trustees will not be able to appoint any additional Trustees. Upon the retirement or resignation of any elected Trustee, the Trust will be forced to hold a shareholder meeting and solicit votes to elect a new Trustee at shareholder expense.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on April 20, 2020 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Meeting”) or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposals presented at the Meeting.

How is a quorum for the Meeting established?

The presence of forty percent of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for Proposal 1(c) for the Fund. Forty percent of the shares of the entire Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for Proposal 2 for the Trust. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a Proposal, they have the effect of counting as a vote AGAINST the Proposals. If a quorum is not present for the Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal is not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the Proposals?

With respect to Proposal 1(c), approval of the New Investment Advisory Agreement between TCM with respect to the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

With respect to Proposal 2, election of the Trustee nominee will be voted upon separately by shareholders of all the Funds of the Trust in the aggregate. The nominee will be elected as a Trustee of the Trust if he or she receives a plurality of the votes cast by all shares of the Trust to be voted in the aggregate.  In essence, this means that the nominee for election receiving the affirmative votes cast at the Meeting will be elected to the Board of the Trust.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at [_______]. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR a Proposal, your shares will be voted “FOR” the Proposal 1(c) and/or “FOR” the Proposal 2 and to grant discretionary authority to the persons named in the card as to any other matters that properly come before each Meeting. Abstentions will be treated as votes AGAINST the Proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD June 17, 2020

TCM SMALL CAP GROWTH FUND
(a Series of Professionally Managed Portfolios)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Notice is hereby given that a Special Meetings of Shareholders (the “Meeting”) of the TCM Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), will be at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on June 17, 2020, at 11:30 AM Central Time.

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), all Shareholders are cordially invited to attend the Meeting either in person or virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. We plan to announce any such updates on our proxy website ([______]), and we encourage you to check this website prior to the Meeting if you plan to attend. If you would like to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “[Fund Name] Special Meeting”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 1:00 PM Central Time on June 16, 2020.

At the Meeting, shareholders of the Fund will be asked to act upon the following Proposals, all of which are more fully described in the accompanying Proxy Statement dated April 30, 2020:

Proposal 1(c)
To approve a new Investment Advisory Agreement between Tygh Capital Management, Inc. (“TCM” or the “Advisor”) and the Trust, on behalf of the Fund; and

Proposal 2
Approve of the election of three Trustees to the Board of Trustees (the “Board”) of the Trust to serve until his or her successor is elected and qualified; and
Shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof,
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on April 20, 2020 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meetings and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of the Proposals.

By Order of the Board of Trustees of the Trust

Elaine E. Richards
President and Secretary
Professionally Managed Portfolios
April 30, 2020

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from the Advisor or the Board will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

TCM SMALL CAP GROWTH FUND

TCM SMALL CAP GROWTH FUND
(a Series of Professionally Managed Portfolios)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
April 30, 2020

FOR THE SPECIAL MEETING OF SHARHOLDERS
TO BE HELD ON June 17, 2020

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the TCM Small Cap Growth Fund (the “Fund”) and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on June 17, 2020, at 11:30 AM Central Time. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), shareholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. We plan to announce any such updates on our proxy website ([______]), and we encourage you to check this website prior to the Meeting if you plan to attend. Requests to attend the Meeting via conference call must be received no later than 1:00 PM Central Time on June 16, 2020.

PROPOSAL 1(c):	To approve an Investment Advisory Agreement between Tygh Capital Management, Inc. (“TCM” or the “Advisor”) and the Trust, on behalf of the Fund.

PROPOSAL 2:	To approve of the election of three Trustees to serve until his or her successor is elected and qualified.

Shareholders of record at the close of business on the record date, April 20, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or after May 7, 2020.

Financial statements for the Fund are included in annual reports, which are mailed to shareholders. Shareholders may obtain copies of the annual report or semi-annual report free of charge by calling 1-800-536-3230 or visit the Fund’s website at https://www.tyghcap.com/mutual-fund or writing the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

PROPOSAL 1(c): APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Background.

TCM has served as the investment advisor to the Fund since its inception. Pursuant to a plan to broaden employee ownership, Jeff  B. Curtis, President and CFO of the Advisor, intends to decrease his ownership interest in the Advisor over time by transferring some of his shares to existing employees of the firm. The sale of Mr. Curtis’ shares over time in one or more transactions would take place at the discretion of management of TCM (the “Plan”). Currently, Mr. Curtis and Richard J. Johnson, CEO and CIO of the Advisor, are subject to a voting agreement which requires that significant decisions relating to the management and operation of the Advisor must be agreed to jointly by both parties. Therefore, currently Mr. Curtis and Mr. Johnson are deemed to jointly be in control of the Advisor. Pursuant to the Plan, however, once Mr. Curtis’ ownership of TCM falls below 15%, (or at any other time as determined by TCM) , the voting agreement would terminate and Mr. Curtis would no longer share control of TCM. The purpose of the transaction is to broaden employee ownership of the Advisor, which management of the Advisor believes is positive for the firm, its employees and its advisory clients, including the Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), certain changes in the equity ownership of an investment advisor may result in a technical “change of control” of that advisor. When a technical “change of control” occurs, any investment advisory agreements that an advisor has with respect to mutual funds automatically terminate. Therefore, when the voting agreement terminates, the current investment advisory agreement will terminate. Therefore, in order for TCM to continue as the Fund’s investment adviser once the change in control occurs, shareholder approval of the New Investment Advisory Agreement is being sought.

The Advisor does not anticipate that the Plan will have a material impact on the Advisor or any third-party vendors that provides services to the Fund, including with respect to the following: operations, personnel, organizational structure; capitalization, or the financial and other resources. The Advisor’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Advisor is anticipated as a result of the implementation of the Plan.

At a meeting of the Board held on February 25, 2020, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as the term defined under the 1940 Act, voted unanimously to approve the proposed new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between TCM and the Trust on behalf of the Fund, retaining TCM as investment advisor for the Fund, subject to shareholder approval. The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the current investment advisory agreement (the “Prior Investment Advisory Agreement”) between TCM and the Trust, on behalf of the Fund. It is anticipated that one of the transactions contemplated by the Plan could result in a termination of the voting agreement which would be deemed a change of control resulting in the automatic termination of the Prior Investment Advisory Agreement.

Accordingly, the TCM Small Cap Growth Fund needs shareholder approval of its New Investment Advisory Agreement to allow Tygh Capital Management, Inc. to continue to act as its investment advisor upon the change of control. However, if the change in control does not occur within three years, then shareholder approval of the New Investment Advisory Agreement will expire.

Management of the Advisor has indicated that if Proposal 1(c) is not approved by shareholders, the firm would likely not proceed with the sale of shares by Mr. Curtis to existing employees. However if the Fund’s shareholders do not approve TCM as the investment advisor for the Fund and the Advisor did proceed with the proposed transaction, then the Board will have to consider other alternatives for the Fund upon the expiration of the Prior Investment Advisory Agreement.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement. The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on the date shown below and was effective with respect to the Fund upon commencement of the Fund’s operations as a series of the Trust:

Fund	Effective Date of Current Advisory Agreement	Date Last Submitted to Fund Shareholders for Approval
TCM Small Cap Growth Fund	August 31,2006	August 31,2006

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures. There are no material differences between the two agreements, other than their effective dates. The material terms of the New Investment

Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the section entitled “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement.”

The New Investment Advisory Agreement will take effect upon shareholder approval and following the time that the change of control of TCM occurs. If shareholders do not approve the New Investment Advisory Agreement with respect to the Fund, then TCM will not be permitted to serve as the Fund’s investment advisor after the change of control event, and the Board will have to consider other alternatives for the Fund.

Compensation Paid to TCM

Under the Prior Investment Advisory Agreement, TCM is entitled to receive a monthly advisory fee computed at an annual rate of:

Fund	Advisory Fee
TCM Small Cap Growth Fund	0.80% of average daily net assets

The fee structure under the New Agreement with TCM will be identical to the fee structure under the Prior Investment Advisory Agreement. For the fiscal year ended September 30, 2019, the Fund paid TCM investment advisory fees in the amounts shown below:
Advisory Fees Paid to TCM for the Fiscal Year Ended September 30, 2019

Fund	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
TCM Small Cap Growth Fund	$3,349,554	$0	$3,349,554

In connection with the Prior Investment Advisory Agreement, TCM contractually agreed to an operating expense limitation that limited the TCM Small Cap Growth Fund’s total annual fund operating expenses to 0.95% of the Fund’s average daily net assets.

In the event the Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual expense limitation, TCM agreed to pay the Fund, on a monthly basis, the excess expenses within 15 calendar days of notification that such payment was due. The expense limitations will continue in effect under the New Investment Advisory Agreement with TCM.

Information about Tygh Capital Management, Inc.

TCM is registered with the Securities and Exchange Commission (“SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended. TCM’s principal office is located at 1211 SW Fifth Avenue, Suite 2100, Portland, OR 97204. As of December 31, 2019, TCM managed approximately $621.5 million in investment assets.

The following table sets forth the name, position and principal occupation of each current member and principal officer of TCM, each of whom is located at TCM’s principal office location.

Name	Position/Principal Occupation
Jeff B. Curtis	President, CFO
Richard J. Johnson	CEO, Chief Investment Officer
Amaya M. Bilbao Cromwell	COO, Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of TCM as of January 31, 2020, each of whom is located at TCM’s principal office location.

Name	Current % of Voting Securities Held	Anticipated % of Voting Securities Held
Jeff B. Curtis(1)	28.8%	Less than 15%
Richard J. Johnson	53.4%	53.4% or more

(1)
The sale of Mr. Curtis’ shares and the corresponding elimination of a voting agreement would take place at the discretion of TCM management and would occur within the next three years. The anticipated percentages have not been determined, except that Mr. Curtis’ anticipated percentage will be less than 15%.

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Investment Advisory Agreement, as the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by TCM under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by TCM and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, TCM will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that TCM shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that TCM shall not direct orders to an affiliated person of TCM without general prior authorization to use such affiliated broker or dealer from the Board. TCM’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, TCM may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, TCM is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of TCM, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to TCM under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees. Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination. The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations. The New Investment Advisory Agreement provides that the agreement will become effective at the time the voting agreement between Mr. Curtis and Mr. Johnson is terminated, as described above, if the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by TCM at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on TCM by the agreement. TCM will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Trustees, met in person at a meeting held on February 25, 2020, during which the Board reviewed materials related to TCM. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by TCM since the Fund’s inception; (2) the performance of the Fund while managed by TCM; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that TCM is continuing to manage the Fund with the same portfolio managers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that TCM has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from TCM prior to the February 25, 2020 meeting. The Board reviewed these materials with the management of TCM. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund. The Trustees considered the nature, extent and quality of services provided by TCM to the Fund and the amount of time devoted to the Fund’s affairs by TCM’s staff. The Trustees considered TCM’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by TCM, as well as the qualifications, experience and responsibilities of Richard J. Johnson, CFA, CIO, Mitchell S. Brivic, CFA, Michael C. Coyne, CFA, and Dayton E. Rodegerdts, CFA, the Fund’s portfolio managers, and other key personnel at TCM involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by TCM in a due diligence summary, including the structure of TCM’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and TCM’s marketing activity and goals and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with representatives of TCM in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by TCM. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of TCM. The Trustees discussed in detail TCM’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Board on the effectiveness of TCM’s compliance program. The Trustees concluded that TCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as TCM’s compliance policies and procedures, were satisfactory and reliable.

Investment Performance of TCM and the Fund. The Trustees discussed the Fund’s recent performance and the overall performance by TCM since the inception of the Fund on October 1, 2004. In assessing the quality of the portfolio management services delivered by TCM, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 2000® Growth Index. The Trustees also reviewed information on the historical performance of other accounts managed by TCM that were similar to the Fund in terms of investment strategy, as well as other separately-managed accounts of TCM with different investment strategies.

Section 15(f) of the 1940 Act. In considering whether the arrangements between TCM and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f). Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment advisor or predecessor advisor. The Trustees considered that, consistent with the first condition of Section 15(f), neither TCM nor the Board was aware of any plans to reconstitute TCM following the change in investment advisor. Thus, at least 75% of the Trustees would not be “interested persons” of TCM for a period of three years after the change in control of the investment advisor.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. With respect to this second condition, the Board considered that TCM has undertaken to maintain the Fund’s current expense cap for the required 2‑year period. The Board concluded that no “unfair burden” is being imposed upon the Fund over the course of the required 2-year period.

Costs of Service and Profits Realized by TCM. The Trustees considered the cost of services and the structure of TCM’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered data relating to the cost structure of the Fund relative to a peer group of small cap funds, as compiled by Morningstar, Inc., and TCM’s separately-managed accounts, as well as the fee waivers and expense reimbursements by TCM.

The Trustees also considered the overall profitability of TCM, reviewing TCM’s financial information and noting that TCM had subsidized the Fund’s operations since the Fund’s inception and has recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to TCM from the fees payable under the New Investment Advisory Agreement and the expense subsidization undertaken by TCM, as well as the Fund’s brokerage practices and use of soft dollars by TCM. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the February 25, 2020 meeting at which the New Investment Advisory Agreement was formally considered.

The Trustees concluded that the Fund’s expenses and advisory fees payable to TCM were fair and reasonable in light of the comparative performance and expense management fee information. The Trustees further concluded that TCM’s profit from sponsoring the Fund had not been, and currently was not, excessive and that TCM had maintained adequate profit levels to support the services to the Fund.

Extent of Economies of Scale as the Fund Grows. The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by TCM with respect to the Fund. The Trustees noted that the Fund’s advisory fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that TCM was open to consider breakpoints in its fee structure when the asset level of the Fund increases. The Trustees concluded that TCM’s advisory fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between TCM and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund. The Trustees considered the direct and indirect benefits that could be realized by TCM from its association with the Fund, including TCM’s summary of “fall-out” benefits. The Trustees examined the brokerage practices of TCM with respect to the Fund. The Trustees concluded that the benefits TCM may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment advisor appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with TCM, including the advisory fees, was fair and reasonable. The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of Proposal 1(c) to approve the New Investment Advisory Agreement in order to re-engage TCM as the investment advisor for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

PROPOSAL 2: ELECTION OF TRUSTEES TO THE BOARD

Background.

The Board currently has five members: Kathleen T. Barr, Wallace L. Cook, Eric W. Falkeis, Carl A. Froebel, and Steven J. Paggioli. Mr. Falkeis and Ms. Barr, who currently serve as Trustees of the Trust, have served as Trustees since September 2011 and November 2018, respectively, when each was appointed to his or her position by the Board in accordance with Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, their appointments as Trustees were not required to be approved by shareholders.

Dorothy A. Berry, an Independent Trustee and Chairperson of the Trust, passed away on August 5, 2019. Ms. Berry, who served as an Independent Trustee from 1991 until her passing, was previously elected by shareholders.

At its August 2019 Board meeting, the Board adopted a mandatory retirement policy which requires a Trustee to retire by December 31 of the year in which he or she turns 78, with the exception that any Trustee who was currently beyond the new retirement age at the time the retirement policy was adopted would retire from the Board no later than December 31, 2021. Accordingly, two current Trustees previously elected by shareholders will be retiring from the Board by the end of 2021. Therefore, in order to fill the vacancy created by Ms. Berry’s passing and as part of its succession planning process resulting from the upcoming retirements, the Board determined that it was the appropriate time to search for a new Trustee to join the Board.

At a meeting of the Nominating and Governance Committee held on December 2, 2019, the Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the 1940 Act, recommended Ashi S. Parikh for election as an additional Trustee of the Trust to fill the vacancy caused by Ms. Berry’s passing. The Committee also recommended that Mr. Falkeis and Ms. Barr be nominated for election by shareholders as they had not previously been elected by shareholders. The Board of Trustees reviewed the recommendation of the Nominating and Governance Committee in materials presented to them and approved by written consent dated December 20, 2019 the nomination of Mr. Falkeis, Ms. Barr and Mr. Parikh for election by shareholders. In the same written consent, the Board approved Mr. Parikh to serve as a consultant to the Board until such time he is elected to the Board. If elected, Mr. Parikh would serve as an Independent Trustee of the Trust.

As indicated under “Trustees and Officers” below, Mr. Parikh has considerable business experience in investment management matters. The Trustees believe Mr. Parikh would enhance the Board’s ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint Mr. Parikh as an additional Trustee without the approval of the shareholders of the Trust. Section 16(a) of the 1940 Act provides that a Trustee may be appointed by the Board to fill a vacancy only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. Mr. Falkeis and Ms. Barr have previously been appointed to the Board without shareholder approval. As the appointment of Mr. Parikh would result in less than two-thirds of the Board having been elected by the shareholders of the Trust, Mr. Parikh must be elected as a Trustee by the shareholders in order to fill that vacancy. Section 16(a) of the 1940 Act also requires that if at any time less than a majority of the then serving Trustees have been elected by shareholders, then the Trust must, within 60 days, hold a shareholders meeting to elect sufficient Trustees to the Board so that a majority of the Board will have been elected by shareholders. With the upcoming retirement of two Trustees who have been elected by shareholders at the end of 2021, the Board also believes it is prudent and in the best interests of the Trust for the shareholders to now vote to approve Mr. Falkeis and Ms. Barr so that all members of the Board will have been elected by the shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

Required Vote

The election of the nominees will be voted upon separately by shareholders of the Funds of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to vote for or to withhold your vote for each nominee on a one vote-per-share basis without differentiation between the separate Funds (or classes). The nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate. In essence, this means that the three nominees for election receiving the affirmative votes cast at the Meeting will be elected to the Board of the Trust. The nominees have indicated that they are able and willing to serve as Trustees and, if elected, will serve as Trustees until each dies, resigns, reaches the Board’s mandatory retirement age, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. If for any reason the nominees become unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

The Board recommends that the Trust’s shareholders elect the nominees as Trustees of the Trust.

Trustees and Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below. Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Independent Trustees of the Trust
Wallace L. Cook (born 1939) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Independent Trustee	Indefinite Term; since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate).	28	Trustee, The Dana Foundation.
Carl A. Froebel (born 1938) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Independent Trustee	Indefinite Term; Since May 1991.	Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	28	None.
Steven Paggioli (born 1950) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	28	Independent Director, Muzinich BDC, Inc. (August 2019 to present); Independent Trustee, AMG Funds (49 series); Advisory Board Member, Sustainable Growth Advisers, LP.
Independent Trustees of the Trust and Nominees
Kathleen T. Barr (born 1955) c/o U U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Independent Trustee	Indefinite Term; Since November 2018.	Former owner of a registered investment advisor, Productive Capital Management, Inc.; formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009); formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (registered investment companies).	28
Independent Director, Muzinich BDC, Inc.
(August 2019 to present); Independent Trustee for the William Blair Funds (2013 to present) (21 series); Independent Trustee for the AmericaFirst Quantitative Funds (2012 to 2016).

Eric W. Falkeis (born 1973) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Independent Trustee Chairperson	Indefinite Term; Since September 2011. Indefinite Term; Since August 2019.	Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC.	28
Independent Director, Muzinich BDC, Inc. (August 2019 to present); Interested Trustee and Chairperson, Tidal ETF Trust (2018 to present) (8 series); Former Interested Trustee, Direxion Funds (22 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Nominee for Independent Trustee
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	None	N/A
Investment professional; formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC
(global investment
management firm) (2006- 2017); formerly, Chief Investment Officer
Institutional Growth Equities, Eagle Asset Management (financial advisor); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (financial advisor).
N/A
Independent Trustee, PNC Funds (2018-2019) (32 series); Interested Trustee, RidgeWorth Funds (2014-2017) (35 series); Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016-present); Board of Directors, World Methodist Council, Investment Committee (2018-present).

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers
Elaine E. Richards (born 1968) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Senior Vice President, U.S. Bank Global Fund Services since July 2007.
Carl G. Gee, J.D. (born 1990) c/o U.S. Bank Global Fund Services 615 East Michigan St. Milwaukee, WI 53202	Assistant Secretary	Indefinite Term; Since March 2020.
Assistant Vice President, U.S. Bank Global Fund Services since August 2016; Summer Associate, Husch Blackwell LLP (law firm) (2015); Law Clerk, Brady Corporation (global printing systems, labels and safety products company) (2014-2015).

Aaron J. Perkovich (born 1973) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Vice President Treasurer	Indefinite Term; Since March 2017. Indefinite Term; Since August 2016.	Vice President, U.S. Bank Global Fund Services since June 2006
Melissa Breitzman (born 1983) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President U.S. Bank Global Fund Services since June 2005.
Craig Benton (born 1985) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bank Global Fund Services since November 2007.
Cory Akers (born 1978) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2017.	Assistant Vice President, U.S. Bank Global Fund Services since October 2006.
Donna Barrette (born 1966) c/o U.S. Bank Global Fund Services 615 E. Michigan Street Milwaukee, WI 53202	Chief Compliance Officer, Anti-Money Laundering Officer, Vice President	Indefinite Term; Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bank Global Fund Services since August 2004.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

(2)
The Trust is comprised of 28 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

The Board met four times during the fiscal year ended December 31, 2019. During the fiscal year, all of the incumbent Trustees attended 100% of the Board meetings and the meetings of the Board Committees on which they served.

Trust Committees

The Trust has three standing committees: the Nominating and Governance Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating and Governance Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating and Governance Committee has appointed Independent Trustee Kathleen Barr as the Chairperson of the Committee. The Nominating and Governance Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating and Governance Committee met one time during the fiscal year ended December 31, 2019. The Trust’s Nominating and Governance Charter is included as Exhibit B.

The Audit Committee is comprised entirely of Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee met once during the fiscal year ended September 30, 2019.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the fiscal year ended December 31, 2019.

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and is overseen by the Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met did not meet during the fiscal year ended December 31, 2019.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day- to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisors, the Distributor, the Administrator, the Custodian, and the Transfer Agent. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Advisors provide regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating and Governance Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of Trustees who are all Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chairperson of the Board is an Independent Trustee. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Senior Vice President of the Administrator as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Independent

Chairperson, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Advisors as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisors as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Barr’s Trustee Attributes include her substantial mutual fund experience, including her role as Vice Chair of the Governing Council for the Independent Directors Council and member of the ICI Board of Governors. She has executive experience as the former owner of a registered investment advisor (Productive Capital Management, Inc.), as the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors LLC in 2009), and as the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of several registered investment management companies. Ms. Barr has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Barr’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Cook’s Trustee Attributes include his substantial investment and executive experience through his investment consulting business, his position as a Trustee of several investment trusts (including private investment trusts) and his ongoing responsibility for investing the assets of a major foundation, as well as his former position as Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial advisor) and senior vice president of a Fortune 500 company. Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Cook’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full- service provider to mutual funds and alternative investment products. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technology and risk oversight experience through his former positions as Chief Operating Officer of the Direxion Funds and the Direxion Exchange Traded Funds. Mr. Falkeis also serves as Interested Trustee of Direxion Funds. Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience. He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisors and mutual funds). He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems). Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Froebel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He is a member of the Board of Governors of the Investment Company Institute and of the Governing Council of the Independent Directors Council. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission. Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Information about the Nominee for Independent Trustee’s Qualification, Experience, Attributes or Skills

Mr. Parikh’s Trustee Attributes include his substantial investment and executive experience in the asset management industry, including his position as Chief Executive Officer and Chief Investment Officer of Ridgeworth Investments (global investment management firm with over $41 billion in assets). He has also served as a Trustee of several investment trusts (including private investment trusts) and his ongoing responsibility as a member of the Investment Working Group as part of the Board of Directors for the Ohio State University Endowments & Foundation, as well as his ongoing position as a member of the Investment Committee for the World Methodist Council Endowment Fund (a charitable religious foundation). Mr. Parikh has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Parikh possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Ownership of the Funds

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee, nominee for Trustee and officer in the Trust as of December 31, 2019. If a series Fund of the Trust is not listed, no Trustee, nominee or officer owned any shares of such Fund as of December 31, 2019. As of December 31, 2019, the Trustees, nominees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund in the Trust.

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name	Akre Focus Fund	Muzinich Credit Opportunities Fund	Osterweis Emerging Opportunities Fund	Osterweis Strategic Income Fund	Villere Balanced Fund	Aggregate Dollar Range of Equity Securities in All Fund Series Overseen by Trustees
Independent Trustees
Wallace L. Cook	None	None	None	E	None	E
Carl A. Froebel	None	None	None	C	None	C
Steven Paggioli	D	None	D	None	C	E
Independent Trustees and Nominee
Eric W. Falkeis	None	E	None	None	None	E
Kathleen T. Barr	None	None	None	E	None	E
Independent Trustee Nominee
Ashi S. Parikh	None	None	None	None	None	None

Compensation
Effective January 1, 2020, Independent Trustees each receive an annual retainer of $142,000 allocated among each of the various portfolios comprising the Trust. The Chairman of the Board receives an additional annual retainer of $21,000 also allocated among each of the various portfolios comprising the Trust. . Prior to January 1, 2020, the annual retainer was $135,000. Due to the recent volatility in the securities markets caused by the COVID-19 pandemic, the Board has determined to temporarily waive its fee increase. Independent Trustees receive additional fees from the applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. Independent Trustees receive additional fees from the applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. All Trustees will be reimbursed for expenses in connection with each board meeting attended. These reimbursements are allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not compensate its officers for the services they provide. The table below sets forth the compensation paid to the Independent Trustees for the fiscal year ended December 31, 2019.

In addition, the Trust has engaged Mr. Parikh as a consultant to the Board pending his election by shareholders. As a consultant Mr. Parikh will receive the same compensation that he would receive if he is elected as a Trustee.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Kathleen T. Barr, Independent Trustee	$3,369	None	None	$122,141
Dorothy A. Berry(1), Independent Trustee	$3,809	None	None	$130,038
Wallace L. Cook, Independent Trustee	$3,731	None	None	$132,500
Eric W. Falkeis, Independent Trustee	$3,816	None	None	$134,876
Carl A. Froebel, Independent Trustee	$3,731	None	None	$132,500
Steve J. Paggioli, Independent Trustee	$3,731	None	None	$132,500

(1)	Ms. Berry received compensation from the Trust prior to her death on August 5, 2019.

GENERAL INFORMATION
Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Advisor, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. Fund Services has engaged the proxy solicitation firm of AST Fund Solutions, Inc. who will be paid approximately $9,200, plus out-of-pocket expenses, for their services. Fund Services will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of AST Fund Solutions, Inc. Fund Services also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be split between the Fund and Advisor.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [________]. If you currently receive multiple copies of Proxy Statements or Shareholder Reports and would like to request to receive a single copy of documents in the future, please call 1-800-536-3230 or write to U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Elaine E. Richards, Secretary, Professionally Managed Portfolios, c/o U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, Wisconsin 53202, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

Quorum and Methods of Tabulation

The presence of forty percent of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for Proposal 1(c) for the Fund. Forty percent of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for Proposal 2 for the Trust. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meetings, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With regard to Proposal 1(c), assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against the Proposal. With regard to Proposal 2, abstentions and “broker non-votes” will have no effect on the Proposal to elect the Nominees because of the Trust’s plurality voting requirements.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposals. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposals the persons named as proxies may propose one or more adjournments of either Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meetings to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against any of the Proposals. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”. A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether a Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Advisor

The Fund’s investment advisor is Tygh Capital Management, Inc., located at 1211 SW Fifth Avenue, Suite 2100 Portland, Oregon 97204:

Other Service Providers

The principal executive office of the Trust is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 1250, Milwaukee, WI 53202.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) has acted as the independent registered public accounting firm to the Trust since 1995. Upon recommendation of the Trust’s Audit Committee, the Board has selected Tait as the independent registered public accounting firm to audit and certify the Trust’s financial statements for the Fund’s most recent and current fiscal year ended as of December 31, 2019. Representatives of Tait will not be present at the Meeting.

Audit Fees

For the Fund’s two most recent fiscal years ended in 2018 or 2019, as appropriate, aggregate fees billed by Tait for the audit of the Fund’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those two fiscal years were $23,800 and $23,800, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the two most recent fiscal years ended in 2018 or 2019, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared the Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2018 or 2019, as appropriate. Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $2,700 and $2,700, respectively. All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for the Fund’s two most recent fiscal years ended in 2018, or 2019, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by the Investment Adviser and its Affiliates

For the Fund’s two most recent fiscal years ended in 2018, or 2019, as appropriate, Tait did not bill for any non-audit fees except for the preparation of the Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Outstanding Shares

The number of shares of the Fund and class issued and outstanding on the Record Date was as follows:

Fund	Number of Issued and Outstanding Shares
TCM Small Cap Growth Fund	[…]

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent (1%) of the outstanding shares of the Fund and of the Trust as a whole. As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

TCM Small Cap Growth Fund

Name and Address	% Ownership	Type of Ownership
T Rowe Price Retirement Plan f/b/o Retirement Plan Clients 4515 Painters Mill Road Owings Mills, MD 21117-4903	[…]%	Record
Great-West Trust Company LLC Desert Mutual Benefit 401k 8515 E. Orchard Road Greenwood Village, CO 80111-5002	[…]%	Record
John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090-2324	[…]%	Record

Principal Holders of Professionally Managed Portfolios (all Funds combined)

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	[…]%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	[…]%	Record
Vanguard Marketing Corp. 100 Vanguard Boulevard Malvern, PA 19355-2331	[…]%	Record
TD Ameritrade INC PO Box 2226 Omaha, NE 68103	[…]%	Record

Reports to Shareholders.

Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by calling 1-800-536-3230 or visit the Fund’s website at https://www.tyghcap.com/mutual-fund or writing the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

Other Matters
The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Amended and Restated Agreement and Declaration of Trust of the Trust, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust in a reasonable period of time prior to any such meeting.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees, and their nominees should advise the Trust, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

TCM Small Cap Growth Fund

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT is made as of the […], by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of the Trust’s TCM Small Cap Growth Fund series (the “Fund”) and Tygh Capital Management, Inc. (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees (the “Board of Trustees”).

2.DUTIES OF ADVISOR.

(a)GENERAL DUTIES. The Advisor shall act as investment advisor to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the "Investment Policies"). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the "1934 Act'') for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such

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books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.	REPRESENTATIONS OF THE ADVISOR.

(a)The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement. The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(b)The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(c)The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is

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expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6.	EXPENSES.

(a)With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund's organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a "12b-1 Plan''); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust's Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)	The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d)To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's

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actual costs for providing such services. In determining the Advisor's actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust's Board of Trustees. Where such arrangements are authorized by the Trust's Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.	INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c)The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e)The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(£) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan

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for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.	ADVISOR'S LIABILITIES AND INDEMNIFICATION.

(a)The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein. The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(b)In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(c)Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party'') against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party's performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(d)No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR'S OWN ACCOUNT. The Trust's employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment advisor for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing

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employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment advisor responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment advisor of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.	TERM.

(a)This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one Q) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings set forth in the Investment Company Act.

(b)The Fund may use the name "TCM Small Cap Growth Fund" or any name derived from or using the name "TCM" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15.	TERMINATION; NO ASSIGNMENT.

(a)This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Advisor, and by the Advisor upon sixty (60) days' written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b)This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Billey Act (the "G-L-B Act"); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, "AML Laws"), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply

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with the Trust's Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust's disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

	PROFESSIONALLY MANAGED PORTFOLIOS		TYGH CAPITAL MANAGEMENT, INC.
On behalf of the TCM Small Cap Growth Fund

By:		By:
Name:		Name:
Title:		Title:

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SCHEDULE A

Series or Fund of Professional Managed Portfolios	Annual Fee Rate
TCM Small Cap Growth Fund	0.80% of average daily net assets

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Exhibit B

PROFESSIONALLY MANAGED PORTFOLIOS
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

This Charter sets forth the purpose, authority, and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”). This Charter will be reviewed periodically by the Committee.

Purpose

The purpose of the Committee shall be to (1) identify, review, select and nominate candidates to serve as Trustees of the Trust; and (2) consider and make recommendations to the Board regarding various aspects of Board governance, such as the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other thing. In so acting, the Committee shall take into account the important role that independent trustees play in protecting fund investors.

Authority

The Committee has been duly established by the Board and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Committee

The Committee shall be composed of the members of the Board who are not “interested persons” of the Trust as defined in the Investment Trust Act of 1940, as amended (the “1940 Act”). To qualify as not “interested,” such members may not, other than in his or her capacity as a member of the Committee or a member of the Board, accept any consulting, advisory, or other compensatory fee from the Trust or be an affiliated person of the Trust. Such Trustees shall designate the Chair of the Committee. Each member of the Committee shall serve until a successor is appointed.

Meetings

The Committee shall meet as often as it deems necessary to comply with the 1940 Act or otherwise. Meetings shall be called by the Chair of the Committee or a majority of the Committee members. A quorum for purposes of conducting a meeting shall be more than 50% of the Committee members. Minutes of the meetings of the Committee will be prepared and circulated to all members of the Committee for review and comment in a timely manner. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time. A vote of a majority of the members present at any meeting shall be sufficient to constitute action by the Committee. The Committee may also take action by written consent in lieu of a meeting.

Responsibilities of the Committee

Nomination Matters

The Committee shall be responsible for identifying, reviewing, selecting and nominating candidates to serve as Trustees of the Trust. In identifying and evaluating Trustee candidates , the Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds.
In reviewing the qualification of each candidate to determine if his or her election would further the goals described above, the Committee takes into account all factors it considers appropriate, including, without limitation experience, demonstrated capabilities, independence (with respect to a candidate to serve as an Independent Trustee), commitment, reputation, background, diversity, understanding of the investment business and understanding of business, legal and financial matters generally. The Committee will identify and screen trustee candidates for appointment to the Board and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by an advisor to the Trust. However, the decision to nominate candidates for submission to the Board shall be made exclusively by the Committee. The Committee’s policy regarding its procedures for selecting candidates for the Board, including any recommended by shareholders, is more fully described in Appendix A.

The Committee shall review shareholders’ nominations to fill vacancies on the Board. Such recommendations for consideration by the Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

The Committee shall obtain from any candidate a formal written resume and a completed questionnaire delineating relationships between the candidate and the Trust and evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest not included in such definition. The Committee shall meet with the candidate to review the independence and qualifications of such candidate.

Governance Matters

The Committee shall be responsible for reviewing and making recommendations to the full Board regarding the operation and governance structure of the Board. In this regard, the Committee shall manage the process for the Board’s conduct of an annual self-assessment of the Board, in accordance with Rule 270.0-1 of the Investment Company Act. Such self-assessment shall evaluate the operation of the Board and the committees of the Board and shall include consideration of the effectiveness of the Board’s committee structure and the number of funds on whose board each Trustee serves. The Committee shall determine which specific areas shall be evaluated pursuant to this assessment and the manner in which the assessment is to be conducted. The Committee shall report the findings of the assessment to the Board, and assist the Board in implementing any recommended actions.

Trustees shall inform the Chairperson of the Committee of any performance or other concerns regarding another Trustee, except that in the event the matter relates to the Chairperson of the Committee, such concern should be raised with the entire Committee. The Chairperson of the Committee (or the Committee itself, as the case may be) shall investigate such matter as he or she may deem appropriate. In investigating such concerns, the Chairperson of the Committee (or Committee itself) may consult with other Trustees, counsel to the Independent Trustees or Trust officers, and take such actions as he or she may deem appropriate.

A Trustee shall inform the Committee of any changes in their business, professional or personal situation which may potentially impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters. The Committee has adopted a policy regarding service by any Trustee on certain other board as well as procedures regarding the reporting of information to the Committee of the matters described herein. Such policy and procedures are set forth in Appendix B.

The Committee shall make recommendations to the full Board concerning the appointment of Trustees to the Board’s committees.

The Committee shall consider the appropriateness of any Trust retirement age or tenure policy and shall monitor compliance with any such Policy. The Trust’s current retirement age and Tenure policy is set forth in Appendix C.

The Committee shall review the level of compensation paid to the Independent Trustees and make recommendations to the Board regarding such compensation.

The Committee shall coordinate the selection of independent legal counsel for the Independent Trustees, if any, and monitor the continued independence and performance of that counsel.

The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, as often as it deems appropriate, with management and counsel as to legal or regulatory developments affecting its responsibilities.

General Matters

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting Trustees, including the sole authority to approve the search firm’s fees and other retention terms, including, if applicable, termination.

The Committee may obtain the advice and assistance of legal counsel, accountants and other advisors as it deems necessary and appropriate.

The Committee shall periodically review and, as appropriate, recommend changes to this Charter.

In carrying out its responsibilities, the Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

Adopted: September 2004
Amended: November 19, 2019

APPENDIX A

NOMINATING AND GOVERNANCE COMMITTEE POLICY
REGARDING SELECTION OF TRUSTEE CANDIDATES

The Nominating and Governance Committee (the “Committee”) has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional Trustee, the Committee may seek referrals from a variety of sources, including current Trustees, any advisor to the Trust, legal counsel to the Trust and legal counsel to the Independent Trustees. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.
The Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation is submitted in writing and addressed to the Chairperson of the Committee at the Trust’s offices. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the shareholders.
In evaluating candidates for a position on the Board, the Committee may consider a variety of factors, including:

(i)
the candidate’s knowledge in matters relating to the mutual fund and investment management industries and ability to represent all shareholders and be committed to enhancing long-term shareholder value;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies, mutual funds and/or investment management companies;

(iii)	the candidate’s educational and professional background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)
any specific investment, financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)
the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)
If the candidate is proposed to serve as an Independent Trustee, the candidate’s ability to qualify as an Independent Trustee, the candidate’s independence from Trust’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii)	the candidate’s ability to devote sufficient time to the activities of the Board and enhance his or her knowledge of the Trust’s activities and business;

(ix)	the candidate’s ability to exercise sound business judgment; and

(x)
such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under federal securities laws).

The Committee will evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustees, their independence from management and principal service providers. Persons selected to serve as an Independent Trustee must be independent in terms of both the letter and the spirit of the Investment Company Act and any rules thereunder. The Committee will consider the effect of any relationships beyond those delineated in the Investment Company Act that might impair independence of such a candidate, such as business, financial or family relationships.
The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee, and the failure by the Committee at any meeting, or ever, to consider any one or more of the matters or items listed above shall not be deemed to constitute a breach of this Charter or of any duty or obligation of the Committee or any Trustee to the Board or the Trust. However, this Charter is not intended to supplant or limit the ability of shareholders under state law or federal law to nominate Trustees. The Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

APPENDIX B

POLICY AND PROCEDURES REGARDING SERVICE ON OTHER BOARDS AND FOR REPORTING OF SIGNIFICANT BUSINESS OR OTHER ACTIVITIES

A Trustee shall inform the Committee in advance of any changes in their business, professional or personal situation which may impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters or, might reasonably be considered to reflect poorly on the Board or the Trust from a reputational or risk perspective. These matters may include (but are not limited to):

•	Any regulatory or legal action connected to the Trustee’s service on another board in which such Trustee is a defendant;

•
Any regulatory or legal action brought against the Trustee personally or against a company or trust in which the Trustee has at least 25% voting power, if (i) such action involves a criminal matter, (ii) such action involves a civil matter alleging breach of fiduciary duty or the duty of care, fraud, misrepresentation or misappropriation of funds, or (iii) relates to matters challenging the personal integrity or financial acumen of such Trustee (including a personal or self-owned business bankruptcy);

•	Joining, or resigning from, another mutual fund, corporate or non-profit board of directors;

•	Changes in full-time employment;

•
Taking on other business or professional activities or consulting relationships that are likely to either (i) result in a substantial overall increase in the Trustee’s time commitment to such matters, or (ii) may reflect poorly on the trustee, the Board or the Trust from a reputational or risk perspective;

•	Changes in an immediate family member’s employment that are likely to impact the Trustee’s objectivity, even if it does not impact his/her independence;

•
Prior to the approval of any contract with a material service provider to the Trust, any significant business or professional relationship the Trustee or an immediate family member has with such material service provider;

•	A health issue which may impair the Trustee’s ability to carry out his/her duties;

•
Any other change in the Trustee’s situation which such Trustee feels may potentially impact their objectivity in considering a certain matter to be brought before the Board, their ability to continue to serve on the Board, their ability to devote the necessary time and attention to Board matters, or may reflect poorly on the Board or the Trust from a reputational or risk perspective.

APPENDIX C
It is the policy of the Trust that a Trustee shall be required to retire from the Board on or before December 31 of the year in which that Trustee turns 78. With respect to any Trustee who is beyond the retirement age of the Trust as of the date of the current policy, i.e., August 22, 2019, such Trustee shall retire from the Board no later than December 31, 2021.

TCM SMALL CAP GROWTH FUND
PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1.    MAIL your signed and voted proxy back in the postage paid envelope provided
2.    ONLINE at proxyonline.com using your proxy control number found below
3.    By PHONE when you dial toll-free [________] to reach an automated touchtone voting line
4.    By PHONE with a live operator when you call toll-free [________] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER > [12345678910]

TCM SMALL CAP GROWTH FUND
PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON June 17, 2020

The undersigned hereby appoints Elaine E. Richards, Aaron J. Perkovich, and Carl G. Gee, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 11:30 AM Central Time, on June 17, 2020, at the offices of U.S. Bank Global Fund Services, 615 Each Michigan Street, Milwaukee, WI, 53202 and virtually via conference (the “Meeting”), and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
IF YOU WOULD LIKE TO ATTEND THE MEETING VIA CONFERENCE CALL, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “[Fund Name] Special Meeting”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [_______]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Meeting of Shareholders to Be Held on June 17, 2020. The proxy statement for this meeting is available at: [www._______.com]

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

TCM SMALL CAP GROWTH FUND    PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●
PROPOSALS

		FOR	AGAINST	ABSTAIN
1(c).	To approve an Investment Advisory Agreement between Tygh Capital Management, Inc. and the Trust on behalf of the TCM Small Cap Growth Fund.	○	○	○
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
2.	Election of Trustees to the Board of Trustees of the Trust. 01) Eric W. Falkeis 02) Kathleen T. Barr 03) Ashi S. Parikh	○	○	_____
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
________________________________________________________________________________________________
THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]